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                                                                  EXHIBIT 10.54

                               SECURITY AGREEMENT


        AGREEMENT dated as of November 4, 1997 among DOVE ENTERTAINMENT, INC., a California corporation ("Dove"), DOVE FOUR POINT, INC., a Florida corporation ("Four Point") and DOVE INTERNATIONAL, INC., a California corporation ("Dove International" and, together with Dove and Four Point, individually and collectively, the "Borrower"), and MEDIA EQUITIES INTERNATIONAL, LLC, a New York limited liability company ("MEI").


                              W I T N E S S E T H:

        WHEREAS, Dove has entered into that certain Credit, Security and Pledge Agreement (the "Credit Agreement"), dated as of the date hereof, among Dove, the Guarantors named therein and The Chase Manhattan Bank ("Chase").

        WHEREAS, Terrence A. Elkes, Kenneth F. Gorman, John T. Healy, Bruce Maggin and Ronald Lightstone (collectively, the "MEI Principals") are, directly or indirectly, all of the beneficial owners of MEI.

        WHEREAS, it is a condition to the effectiveness of the Credit Agreement that the MEI Principals guaranty a portion of the obligations of Dove under the Credit Agreement, as more fully described in the Credit Agreement and the Guaranty Agreement (as such terms is defined in the Credit Agreement).

        WHEREAS, Dove has entered into a certain Fee Agreement of even date hereof with MEI, pursuant to which Dove agreed to pay the sum of $25,000 per year and to promptly reimburse MEI if any of the MEI Principals make any payments to Chase pursuant to a Guaranty Agreement (the "Fee Agreement").

        WHEREAS, it is a condition precedent to the making of the Guaranty Agreement that Borrower shall have granted the security interests contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the premises and in order to induce the MEI Principals to make the guarantees under the Guaranty Agreement, Borrower hereby agrees with MEI, as follows:







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SECTION I.     Definitions

        A. Certain Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement.

        The following terms, as used herein, have the meanings set forth below:

        "Collateral" has the meaning assigned to that term in Section 2.

        "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Borrower.

        "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

        "Secured Obligations" has the meaning assigned to that term in Section
3.

        "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

        "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

        B. Other Definition Provisions. References to "Subsections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.A. may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.





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SECTION II.    Grant of Security Interests

        In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, each of Dove, Four Point and Dove International hereby grants to MEI a continuing security interest, subordinated as provided in the Subordination Agreement among Borrower, MEI, the MEI Principals and Chase dated as of November 4, 1997 (the "Subordination Agreement"), in and to all of their right, title and interest in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

        All of the Borrowers' right, title and interest in personal property, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired or created, including but not limited to goods, accounts, intercompany obligations, partnership and joint venture interests, contract rights, documents, chattel paper, general intangibles, goodwill, equipment, inventory, investment property, instruments, copyrights, trademarks, trade names, insurance proceeds, cash and deposit accounts and any proceeds thereon, products thereof or income therefrom, further including but not limited to all of such Borrowers' rights, title and interest in and to each and every item and type of Product and Recorded Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Borrower, including with respect to each and every item of Product and/or Recorded Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are owned or hereafter created or acquired by such Borrower):

               (i) all scenarios, screenplays and/or scripts at every stage thereof;

               (ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called "said literary properties") which form the basis of each item of Product and/or Recorded Product and/or which are and/or will be incorporated into each item of Product and/or Recorded Product, all component parts of each item of Product and/or Recorded Product consisting of said literary properties, all rights in and to the story, all treatments of said story and said literary properties, together with all preliminary and final screenplays used and to be used in connection with the item of Product and/or Recorded Product, and all other literary material upon which the item of Product and/or Recorded Product is based or from which it is adapted;

               (iii) all rights in and to all music and musical compositions used and to be used in each item of Product and/or Recorded Product, including, each without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection therewith;





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               (iv)     all tangible personal property relating to each item of
                        Product and/or Recorded Product, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such item of Product and/or Recorded Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such item of Product and/or Recorded Product (collectively, the "Physical Materials");

               (v) all collaterals, allied, subsidiary and merchandising rights appurtenant or related to each item of Product and/or Recorded Product including, without limitation, the following rights: all rights to produce remakes or sequels or prequels to each item of Product and/or Recorded Product based upon each item of Product and/or Recorded Product, said literary properties or the theme of each item of Product and/or Recorded Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or "pay" television) or by any process analogous thereto, now known or hereafter devised, each item of Product and/or Recorded Product or any remake or sequel or prequel to the item of Product and/or Recorded Product; all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film or any other recording device o medium now known or hereafter devised, based upon each item of Product and/or Recorded Product, said literary properties or any part thereof, including, without limitation, based upon any script, scenario or the like used in each item of Product and/or Recorded Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with said literary properties, each item of Product and/or Recorded Product, the title or titles of each item of Product and/or Recorded Product, the characters of each item of Product and/or Recorded Product or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to each item of Product and/or Recorded Product, any remake or sequel thereof and/or said literary properties;




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               (vi)     all statutory copyrights, domestic and foreign, obtained
                        or to be obtained on each item of Product and/or
                        Recorded Product, together with any and all copyrights obtained or to be obtained in connection with each item of Product and/or Recorded Product or any underlying or component elements of each item of Product and/or Recorded Product, including in each case without limitation, all copyrights on the property described in subparagraphs (I) through (v) inclusive, of this paragraph, together with the right to copyright (and all rights to renew or extend such copyrights) and the right to sue in the name of any Borrower for past, present and future infringements of copyright;

               (vii) all insurance policies and completion bonds connected with each item of Product and/or Recorded Product and all proceeds which may be derived therefrom;

               (viii) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each item of Product and/or Recorded Product, the Physical Materials and rights in and to said story, other literary material upon which each item of Product and/or Recorded Product is based or from which it is adapted, and said music and musical compositions used or to be used in each item of Product and/or Recorded Product;

               (ix) any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the UCC or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of each item of Product and/or Recorded Product or any part of each item of Product and/or Recorded Product, including, without limitation, all proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of each item of Product and/or Recorded Product including from collateral, allied, subsidiary and merchandising rights;

               (x) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to each item of Product and/or Recorded Product, and the right to obtain copyrights and renewals of copyrights therein;

               (xi) the name or title of each item of Product and/or Recorded Product and all rights of such Borrower to the use thereof; including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or the rules and principles of law and of any other applicable statutory, common law, or other applicable statutes, common law, or other rule or principle of law;






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               (xii)    any and all contract rights and/or chattel paper which
                        may arise in connection with each item of Product and/or Recorded Product;

               (xiii) all accounts and/or other rights to payment which such Borrower presently owns or which may arise in favor of such Borrower in the future, including, without limitation, any refund under a completion guaranty, all accounts and/or rights to payment due from exhibitors in connection with the distribution of each item of Product and/or Recorded Product, and from exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with item of Product and/or Recorded Product;

               (xiv) any and all "general intangibles" (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Borrower for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with each item of Product and/or Recorded Product, any and all general intangible rights in favor of such Borrower relating to licenses of sound or other equipment, licenses for any photograph or photographic process, and all general intangibles related to the distribution or exploitation of each item of Product and/or Recorded Product including general intangibles related to or which grow out of the exhibition of each item of Product and/or Recorded Product and the exploitation of any and all other rights in each item of Product and/or Recorded Product set out in this definition;

               (xv) any and all goods including inventory (as that term is defined in the UCC) which may arise in connection with the creation, production or delivery of each item of Product and/or Recorded and which goods pursuant to any production or distribution agreement or otherwise are owned by such Borrower;

               (xvi) all and each of the rights, regardless of denomination, which arise in connection with the creation, production, completion of production, delivery, distribution, or other exploitation of each item of Product and/or Recorded Product, including, without limitation, any and all rights in favor of such Borrower, the ownership or control of which are or may become necessary or desirable, in the opinion of MEI, in order to complete production of each item of Product and/or Recorded Product in the event that MEI exercises any rights it may have to take over and complete production of each item of Product and/or Recorded Product;





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               (xvii)   any and all documents issued by any pledgeholder or
                        bailee with respect to the item of Product and/or Recorded Product or any Physical Materials (whether or not in completed form) with respect thereto;

               (xviii) any and all production accounts or other bank accounts established by such Borrower with respect to such item of Product and/or Recorded Product;

               (xix) any and all rights of such Borrower under contracts relating to the production or acquisition of such item of Product and/or Recorded Product;

               (xx) any and all rights of such Borrower under Distribution Agreements relating to each item of Product and/or Recorded Product; and

               (xxi)    Proceeds of all or any of the foregoing;

provided, that, notwithstanding anything to the contrary contained above, "Collateral" shall not include the "Real Property" described in the Deed of Trust dated April 24, 1996 among the Borrower, Asahi Bank of California and North America Title Company, as Trustee, and the "Accounts" described in the Assignment of Rents dated April 24, 1996 between the Borrower and Asahi Bank of California.


SECTION III.   Security for Obligations

        This Agreement secures the payment and prompt performance of Dove pursuant to the Fee Agreement and all obligations of Borrower now or hereafter existing under this Agreement and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Borrower being collectively called the "Secured Obligations").


SECTION IV.    Borrower Remains Liable

        Anything herein to the contrary notwithstanding: (a) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by MEI of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (C) MEI shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall MEI be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.






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SECTION V.     Representations and Warranties

        Borrower represents and warrants as follows:

        A. Binding Obligation. This Agreement is the legally valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

        B. Location of Tangible Personal Property. All of the tangible personal property is located at the places specified on Schedule I.

        C.     Ownership of Collateral; Bailees. Except for matters disclosed on
Schedule II, other than Permitted Encumbrances and the Security Interests, Borrower owns the Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Chase and MEI and as disclosed on Schedule II.

        D. Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Borrower keeps its books and records are located at the places specified on Schedule I. Borrower does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule III.

        E. Perfection. This Agreement creates a valid, perfected and, except for the Permitted Encumbrances, and the security interest in favor of Chase pursuant to the Credit Agreement, a first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

        F. Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person (including without limitation any Licensor of Intellectual Property or party to any Assigned Agreement) is required either (a) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower or (b) for the perfection of or the exercise by MEI of its rights and remedies hereunder (except as may have been taken by or at the direction of Borrower or MEI).

        G. Accounts. Each Account constitutes the legally valid and binding obligation of the customer obligated to pay the same. No customer has any defense, set-off, claim or counterclaim against Borrower that can be asserted against MEI, whether in any proceeding to enforce MEI's rights in the Collateral or otherwise except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the accounts. None of the accounts is evidenced by a promissory note or other instrument other than a check.





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        H.     Intellectual Property. The copyrights and copyright licenses constitute all of the intellectual property owned by Borrower.

        I. Accurate Information. All information heretofore, herein or hereafter supplied to MEI by or on behalf of Borrower with respect to the Collateral is and will be accurate and complete in all material respects.

        J. Credit Agreement Warranties. Each representation and warranty set forth in the Credit Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.


SECTION VI.    Further Assurances; Covenants

        A. Other Documents and Actions. Borrower will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that MEI may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable MEI to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as MEI may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) at any reasonable time, upon demand by MEI exhibit the Collateral to allow inspection of the Collateral by MEI or persons designated by MEI; and (c) upon MEI's request, appear in and defend any action or proceeding that may affect Borrower's title to or MEI's security interest in the Collateral.

        B. MEI Authorized. Borrower hereby authorizes MEI to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Borrower where permitted by law.

        C. Corporate or Name Change. Borrower will notify MEI promptly in writing prior to any change in Borrower's name, identity or corporate structure.

        D. Business Locations. Borrower will keep the Collateral at the locations specified on Schedule I. Borrower will give MEI thirty (30) days prior written notice of any change in Borrower's chief place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), Borrower will execute such documents and take such actions as MEI deems necessary to perfect and protect the Security Interests.





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        E.     Collateral Description. Borrower will furnish to MEI, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as MEI may reasonably request, all in reasonable detail.

        F. Records of Collateral. Borrower shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as MEI may reasonably request indicating that the Collateral is subject to the Security Interests.

        G. Other Information. Borrower will, promptly upon request, provide to MEI all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable MEI to enforce the provisions of this Agreement.


SECTION VII.   MEI Appointed Attorney-in-Fact

        Subject to the terms of the Intercreditor Agreement, if Dove is in default of any of its obligations under the Fee Agreement and during the continuance thereof, Borrower hereby irrevocably MEI as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, MEI or otherwise, from time to time in MEI's discretion to take any action and to execute any instrument that MEI may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (i) to obtain and adjust insurance required to be paid to MEI;

               (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

               (iv) to file any claims or take any action or institute any proceedings that MEI may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of MEI with respect to any of the Collateral;

               (v) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by MEI in its sole discretion, and such payments made by MEI to become obligations of Borrower to MEI, due and payable immediately without demand;

               (vi) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in





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                      connection with Accounts and other documents (including
                      without limitation financing statements, continuation statements and other documents necessary or advisable to perfect the Security Interests) relating to the Collateral; and

               (vii) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though MEI were the absolute owner thereof for all purposes, and to do, at MEI's option and Borrower's expense, at any time or from time to time, all acts and things that MEI deems necessary to protect, preserve or realize upon the Collateral.

Borrower hereby ratifies and approves all acts of MEI made or taken pursuant to this Section 7. Neither MEI nor any person designated by MEI shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.


SECTION VIII.  Transfers and Other Liens

        Except as otherwise permitted by the Credit Agreement, Borrower shall not:

               (i) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that Borrower may sell inventory in the ordinary course of business.

               (ii) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the security interest created by this Agreement or permitted under the Credit Agreement, except with written permission of MEI.


SECTION IX.    Remedies

        Subject to the terms of the Subordination Agreement, if Dove is in default of any of its obligations under the Fee Agreement or an Event of Default has occurred and such default is continuing, MEI may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of MEI forthwith, assemble all or part of the Collateral as directed by MEI and make it available to MEI at a place to be designated by MEI which is reasonably convenient to both parties;
(b) without notice or demand or legal process, enter upon any premises of Borrower and take possession of the





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Collateral; and (C) without notice except as specified below, sell the
Collateral or any part thereof in one or more parcels at public or private sale, at any of MEI's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as MEI may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, MEI may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of MEI (on behalf of MEI). MEI shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. MEI may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECTION X.     Limitation on Duty of MEI with Respect to Collateral

        Beyond the safe custody thereof, MEI shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any MEI or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. MEI shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. MEI shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other MEI or bailee selected by MEI in good faith.


SECTION XI.    Application of Proceeds

        Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied as set forth in the Credit Agreement and/or the Subordination Agreement, whichever is applicable.


SECTION XII.   Expenses

        Borrower shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Borrower fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Borrower under this Agreement, MEI or any other MEI may, at its option, but shall not be required to, pay or perform the same and charge Borrower's account for all costs and expenses incurred therefor, and Borrower agrees to reimburse MEI or such MEI therefor on demand. All sums so paid or incurred by MEI or any other MEI for any of the foregoing, any and all other sums for which Borrower may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by MEI or any other MEI in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Collateral.


SECTION XIII.  Termination of Security Interests; Release of Collateral

        Upon payment in full of all Secured Obligations and the termination of all commitments under the Fee Agreement and the Guaranty Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to Borrower. Upon such termination of the Security Interests or release of any Collateral, MEI will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.


SECTION XIV.   Notices

        Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or if by telecopier, delivered by such equipment) addressed (I) if to the Borrower, to it at 8955 Beverly Boulevard, Los Angeles, California 90048, Attn: Robert Murray, Esq. and Ronald Lightstone, Facsimile No.: (310) 788-5628, (ii) if to MEI, to it c/o Bruce Maggin, H.A.M. Media Group LLC, 305 Madison Avenue, Suite 3016, New York, New York 10017, Facsimile No.: (212) 297-2576, (with a copy to Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, 8th Floor, New York, NY 10022, Attention:
Joel A. Feldman, Esq., Facsimile No.: (212) 735-8708) or such other address as such party may from time to time designate by giving written notice to the other party hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Security Agreement shall be deemed to have been on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when receipt is acknowledged, if by telecopier, in each case addressed to such party as provided in this Section 14 or in accordance with the latest unrevoked written direction from such party.


SECTION XV.    Waivers, Non-Exclusive Remedies

        No failure on the part of MEI to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by MEI of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.


SECTION XVI.   Successors and Assigns

        This Agreement is for the benefit of MEI and it successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Borrower and its successors and assigns.


SECTION XVII.  Changes in Writing

        No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of MEI and the Borrower.


SECTION XVIII. Applicable Law

        THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


SECTION XIX.   Failure or Indulgence Not Waiver; Remedies Cumulative

        No failure or delay on the part of MEI in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


SECTION XX.    Headings

        Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.







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

SECTION XXI.   Counterparts

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

        Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


DOVE ENTERTAINMENT, INC.                 MEDIA EQUITIES INTERNATIONAL, LLC


By: /s/  NEIL TOPHAM                     By: /s/   BRUCE MAGGIN
   -------------------------------          -------------------------------

Title:   Chief Financial Officer         Title:    President
      ----------------------------             ----------------------------



DOVE FOUR POINT  ENTERTAINMENT, INC.


By: /s/  NEIL TOPHAM
   -------------------------------

Title:   Chief Financial Officer
      ----------------------------


DOVE INTERNATIONAL, INC.


By: /s/  NEIL TOPHAM
   -------------------------------

Title:   Chief Financial Officer
      ----------------------------





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

SCHEDULE I


8955 BEVERLY BOULEVARD
LOS ANGELES, CA 90048

INTERNATIONAL CINE SERVICES, INC.
920 ALLEN AVENUE
GLENDALE, CA 91201

BONDED ARCHIVES
3205 BURTON AVENUE
BURBANK, CA 91504

LASER PACIFIC MEDIA CORP.
809 N. CAHUENGA BLVD.
HOLLYWOOD, CA 90038

AMERICAN DIRECT MAIL
3688 BEVERLY BOULEVARD
LOS ANGELES, CA 90069

GES EXPOSITION SERVICES
13861 RESENCRANS AVENUE
SANTA FE SPRINGS, CA 90670

GILBERT PRODUCTION SERVICES, INC.
4571 ELECTONICS PLACE
LOS ANGELES, CA 90039

KEEP IT SELF STORAGE
6827 WOODLEY AVENUE
VAN NUYS, CA 91406

SELECT STORAGE
135 WEST AVENUE 34
LOS ANGELES, CA 90031

MERCEDES
62 IMLAY STREET
BROOKLYN, NY






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

SCHEDULE II


THE DIRECTORS GUILD AND THE SCREEN ACTORS GUILD WILL HAVE A FIRST PRIORITY PERFECTED SECURITY INTEREST (AND RELATED FINANCING STATEMENTS) ON THE PROPERTY OF DOVE FOUR POINT, INC. CONSISTING OF THE MADE FOR TELEVISION MOVIE KNOWN AS "FUTURESPORT" AND ASSETS RELATED THERETO.

SCHEDULE III


DOVE*
DOVE ENTERTAINMENT*
DOVE FOUR POINT*
DOVE INTERNATIONAL*
FOUR POINT
DOVE BOOKS*
DOVE AUDIO*
DOVE TELEVISION*
DOVE FRONTLIST
AUDIO SELECT
DOVE BOOKS ON TAPE
DOVE KIDS
OLIVE BRANCH
DOVE PICTURES, INC.


*NAMES WITH AN ASTERISK ARE NAMES CURRENTLY USED BY THE CREDIT
PARTIES.











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